UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    04/06/05
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

            WASHINGTON              1-6563             91-0742146
         (State or other        (Commission          (IRS Employer
         jurisdiction of         File Number)       Identification No.)
         incorporation)

                     Safeco Plaza, Seattle, Washington    98185
              (Address of principal executive officers) (Zip Code)

                                 (206) 545-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On April 6, 2005, Safeco Corporation issued a press release announcing its selection of Seattle's University District as its preferred location to consolidate the company's Puget Sound-area operations. A copy of the press release is attached as exhibit 99.1.

Item 9.01 - Financial Statements & Exhibits

Exhibit 99.1 - Press release "Safeco Selects Seattle's University District as Preferred Location for Puget Sound-Area Consolidation" dated April 6, 2005.


Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SAFECO CORPORATION
                                          -------------------------------------
                                          Registrant

Dated: April 6, 2005
                                          /s/ Stephanie Daley-Watson
                                          --------------------------------------
                                          Stephanie Daley-Watson
                                          Vice President and Secretary